Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                                       Delaware New Pacific Fund

International Diversification

{International Diversification artwork}

                                                         2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

         TABLE OF CONTENTS
         =================

Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             5

Financial Statements

  Statement of Net Assets       6

  Statement of Assets
  and Liabilities               8

  Statement of Operations       9

  Statements of Changes in
  Net Assets                   10

  Financial Highlights         11

  Notes to Financial
  Statements                   15

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"THE GOOD NEWS FOR INTERNATIONAL INVESTORS GOING FORWARD IS THAT STOCK VALUATIONS IN MANY REGIONS OF THE WORLD HAVE REACHED MORE ATTRACTIVE LEVELS."

--------------------------------------------------------------------------------
May 1, 2001

Recap of Events -- Many of the world's stock markets finished in negative territory for the six-month period ended April 30, 2001, leaving the portfolios of international investors susceptible to price declines that were similar to those seen in the United States. In a poor environment for stocks, Pacific Basin equity indexes often performed as poorly as those in the U.S., where major indexes such as the Dow Jones Industrial Average and the S&P 500 Index posted double-digit declines for the six months ended April 30, 2001.

A significant number of blue chip companies in the Pacific Basin announced disappointing earnings results in the first part of 2001, as the region underwent the same type of economic slowing that led the U.S. Federal Reserve to enact an aggressive series of interest rate cuts at home. Various Asian markets displayed strength near the close of the period but still posted negative six-month returns in the face of an uncertain global economic outlook.

The good news for international investors going forward is that stock valuations in many regions of the world have reached more attractive levels. In addition, the U.S. dollar remained strong despite the weakness of the U.S. economy and an ongoing international trade deficit, as indicated by the nation's still-bloated current account. By mid-April 2001, the U.S. dollar had reached an almost astonishing 16-year high when measured against its 37 largest trading partners (Source: Dow Jones). With this in mind, international investors seemed poised to eventually reap rewards if foreign currencies gain versus the U.S. dollar.

Total Return
For the period ended April 30, 2001                                  Six Months
--------------------------------------------------------------------------------
Delaware New Pacific Fund--Class A Shares                              -9.95%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Equity Index      -10.72%
Lipper Pacific Region Funds Average (73 funds)                        -11.68%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The MSCI Pacific Equity Index is an unmanaged total return index, reported in U.S. dollars, of approximately 500 companies in Asia and the Pacific Rim. The Lipper category represents the average return of a peer group of funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic, and political risks).

--------------------------------------------------------------------------------

Delaware New Pacific Fund, which invests internationally in both developed and emerging Pacific Basin markets, returned -9.95% for the six months ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). During the same period, the Morgan Stanley Capital International Pacific Equity Index -- a stock index that is your Fund's benchmark, and which generally tracks Pacific Basin markets -- fell by 10.72%. As management will explain on the pages that follow, the Fund did not fall quite as hard as the benchmark during the period due to our lesser weightings in a number of the poorest-performing countries.

Market Outlook -- Despite disappointing performance in the Pacific Basin markets over the recent fiscal period, we believe that international funds will continue to play an important role in investors' portfolios, offering important diversification when held along with a portfolio of U.S. stocks and bonds.

As we noted recently in a separate mailing to shareholders, the Board of Trustees of the Delaware Investments Family of Funds decided to liquidate Delaware New Pacific Fund, effective on or about June 15, 2001. The recent decision to discontinue Delaware New Pacific Fund in its current form is by no means a recommendation to abandon the markets in which the fund invests. On the contrary, we feel that market volatility in the past year has served to underscore the importance of international diversification. We encourage investors to consider other international offerings from Delaware in order to retain such diversification in their portfolios. For help in selecting an alternative Delaware Investments fund that is right for your portfolio, please contact your financial advisor.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
===========================

Calum Graham
Portfolio Manager & Director
AIB Govett Asset
Management Limited

May 1, 2001

--------------------------------------------------------------------------------

The Fund's Results
With few exceptions, the markets which comprise the MSCI Pacific Equity Index posted negative returns during the six-month period ended April 30, 2001. Japan, which has by far the greatest weighting of all markets in the index, saw its stock market trend downward during the period. Weakness in Japanese stocks was due in part to a string of negative market-related events, including continued economic turmoil, weakness in the U.S. equities market, and a string of credit downgrades on the country's sovereign debt. Earnings weakness among blue chips throughout the Pacific Basin took a toll on stock performance in both established and emerging markets. Among those markets hardest hit were Singapore, Indonesia, and China, each of which posted a greater than 15% loss.

Delaware New Pacific Fund benefited versus it benchmark index by having relatively small allocations to a handful of poor-performing countries. However, the Fund still posted a -9.95% return for the six months ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). By comparison, the MSCI Pacific Equity Index fell by 10.72% and the Lipper Pacific Region Funds Average, which included the returns of 72 of our peers, fell by 11.68% for the same period.

Many of the markets in which your Fund invests are tied to U.S. interest rates and to U.S. technology. As a result, many investors in our markets began looking for lower interest rates in the U.S. to begin having a positive effect on performance in Asian markets. In Japan, the economic outlook remained gloomy. Investors looking for encouragement pointed to a recent interest rate cut from the Bank of Japan, a bold new "economic emergency" package, and hopes that a new Prime Minister would follow through on needed financial reform.

Portfolio Highlights
The Fund's allocation to Japan, which makes up its largest country weighting, was trimmed during the period and made up 47.12% of net assets as of April 30, 2001. Japanese stocks as a whole fell significantly during the period, although the Nikkei was by no means the worst-performing market in the MSCI Pacific Equity Index. The market, which was closing at fresh 16-year lows in mid-March, recovered somewhat late in the period as the government rolled out a series of economic proposals aimed at stimulating growth. Many investors also waited in hope that an upturn in the global semiconductor industry could boost the Japanese economy.

"JAPANESE STOCKS AS A WHOLE FELL SIGNIFICANTLY DURING THE PERIOD, ALTHOUGH THE NIKKEI WAS BY NO MEANS THE WORST-PERFORMING MARKET IN THE MSCI PACIFIC EQUITY INDEX."

--------------------------------------------------------------------------------

The Japanese government's plan included cutting the discount rate for the first time in six years and a pledge to fight deflation. It also included a proposal to create a government entity to assist banks in reducing equity exposure, and a recommendation to assist companies in restructuring and debt reduction (Source:
Dow Jones). Despite these measures, we remain cautious at best on Japan, as we are concerned about rising fears of crisis there and a sense that some of the new policies may lack necessary conviction.

There are sectors of the Japanese market, however, that we currently believe are attractive given our value perspective. A good example is the Fund's largest holding as of April 30, 2001, Nippon Telegraph & Telephone. NTT, which is Japan's largest telecommunications company, has seen its stock trend downward since late 1999 and lose approximately two thirds of its value over that time. As the stock reached levels that we considered attractive during the last six months, we began adding to our positions in NTT. We believe that the company's cost-cutting measures and its ventures into broadband services make it a strong candidate for eventual recovery. NTT also owns a majority stake in wireless provider NTT DoCoMo, another of your Fund's holdings. NTT DoCoMo is slated to become the world's first major provider of third-generation, or 3G, wireless phone services later this year.

We continued to be attracted to the markets in both Singapore and Hong Kong during the period. Both markets have large financial services sectors and tend to respond well to U.S. interest rate cuts, giving us cause for optimism in those markets as the year progresses. Our largest holding in Hong Kong at the end of the fiscal period was Cheung Kong, a conglomerate with a wide variety of businesses that includes property development, energy, and telecommunications, among others. Another large holding in Hong Kong was Yue Yuen Industrial Holdings, whose principal business is the manufacturing and marketing of various footwear lines. United Overseas Bank was the Fund's largest holding in Singapore as of April 30, 2001.

On a percentage basis, banking and financial services was the Fund's largest sector allocation at the end of the fiscal period. United Overseas Bank was among the largest holdings in the sector, as were Japan's Sumitomo Mitsui Banking and HSBC Holdings, a U.K.-based bank that operates in Hong Kong and trades on the Hang Seng Stock Exchange there.

Outlook

We are encouraged by the U.S. interest rate cuts in 2001, and are optimistic that the rest of the year will bring an improving global economic picture and a stronger investment environment.

FUND BASICS
===========

As of April 30, 2001

Fund Objective

The Fund seeks to provide maximum long-term capital appreciation primarily by investing in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Total Fund Net Assets
$4.60 million

Number of Holdings
93

Fund Start Date
December 3, 1993

Your Fund Manager
Calum Graham is Director of Emerging Markets at AIB Govett Asset Management Limited. He joined AIB Govett in 1996 and specialized in Latin American investments before being made head of the emerging markets group. Prior to joining AIB Govett, Mr. Graham worked as a graduate trainee for Cazenove & Co. where he helped set up the firm's equity research and sales operation in Latin America.

Nasdaq  Symbols
Class A DENPX
Class B DENBX
Class C DENCX

--------------------------------------------------------------------------------

DELAWARE NEW PACIFIC FUND PERFORMANCE
=====================================

Average Annual Total Returns
Through April 30, 2001                Lifetime    Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
  Excluding Sales Charge              -7.42%       -11.52%        -30.37%
  Including Sales Charge              -8.16%       -12.57%        -34.38%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
  Excluding Sales Charge              -7.80%       -12.09%        -30.84%
  Including Sales Charge              -7.80%       -12.44%        -34.30%
--------------------------------------------------------------------------------
Class C (Est. 5/10/94)
  Excluding Sales Charge              -8.40%       -12.13%        -30.87%
  Including Sales Charge              -8.40%       -12.13%        -31.56%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended April 30, 2001 for Delaware New Pacific Fund's Institutional Class shares were -8.56%, -11.09%, and -30.16%, respectively. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. Institutional Class shares were first made available on February 3, 1994. Performance prior to that date is based on Class A share performance adjusted to eliminate sales charges, but not the impact of the annual distribution and service fee of Class A shares.

An expense limitation was in effect for all share classes of Delaware New Pacific Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DENIX

Statement of Net Assets

DELAWARE NEW PACIFIC FUND
=========================

                                                     Number of     Market
April 30, 2001 (Unaudited)                           Shares        Value(U.S. $)
--------------------------------------------------------------------------------
 Common Stock- 92.93%
 Australia - 8.41%
 AMP ...............................................    1,700        $ 17,349
 BHP ...............................................    7,000          76,864
 Billabong International ...........................   10,900          28,476
 Integrated Research ...............................   31,104          16,982
 National Australia Bank ...........................    2,800          43,004
 News Corporation ..................................    6,555          62,298
 Onesteel ..........................................        1              --
*ResMed ............................................    9,900          44,807
 Telstra ...........................................   12,386          42,154
 Westpac Banking ...................................    5,600          37,375
 WMC ...............................................    3,612          17,343
                                                                     --------
                                                                      386,652
                                                                     --------
 China - 2.82%
 Petrochina ........................................  606,000         129,763
                                                                     --------
                                                                      129,763
                                                                     --------
 Hong Kong - 12.84%
 Cheung Kong (Holdings) ............................   12,000         133,864
*China Telecom (Hong Kong) .........................   12,000          58,932
 HSBC Holdings .....................................   10,000         126,938
 New World Infrastructure ..........................  105,000          67,316
 Smartone Telecommunications .......................   26,000          30,504
 Sun Hung Kai Properties ...........................    7,000          65,072
 Yue Yuen Industrial (Holdings) ....................   59,000         107,802
                                                                     --------
                                                                      590,428
                                                                     --------
 India - 3.83%
 Hindalco Industries - GDR .........................    1,840          37,260
 I.T.C. - GDR ......................................    1,100          21,890
*ICICI - ADR .......................................    2,170          25,823
*Infosys Technology Participation Notes ............      350          27,983
*Ranbaxy Laboratories - GDR ........................    2,600          29,250
*Satyam Computer Participation Notes ...............    7,350          34,030
                                                                     --------
                                                                      176,236
                                                                     --------
 Indonesia - 0.51%
*PT Astra International ............................   23,000           2,776
*PT Indofood Sukses Mak Tbk ........................  100,000           6,466
 PT Ramayana Lestari Sentosa .......................   29,500           6,676
 PT Telekomunikasi Indonesia .......................   37,000           7,655
                                                                     --------
                                                                       23,573
                                                                     --------
 Japan - 47.12%
 Ajinomoto .........................................    4,000          40,801
 Canon .............................................    2,000          78,527
*Cybird ............................................        1          11,739
 Daito Trust Construction ..........................    1,400          23,801
 Fuji Photo Film ...................................    1,000          40,316
 Hitachi ...........................................    7,000          67,889
 Honda Motor .......................................    1,000          40,235
 Kao ...............................................    1,000          25,420
 Kyocera ...........................................      300          28,682
 Kyorin Pharmaceutical .............................    1,000          35,782
 Matsushita Electric Industrial ....................    4,000          66,707

                                                       Number of   Market
                                                       Shares      Value(U.S. $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Japan (continued)
 Mitsubishi ........................................    8,000        $ 60,230
*Mitsubishi Tokyo Financial ........................        8          81,603
 Mitsui Fudosan ....................................    5,000          49,585
 NEC ...............................................    6,000         109,532
 Nintendo ..........................................      500          80,551
 Nippon Express ....................................    8,000          40,154
 Nippon Telegraph & Telephone ......................       23         146,164
 Nissan Motor ......................................   11,000          75,426
 Nomura Securities .................................    5,000         105,646
 NTT DoCoMo ........................................        2          41,125
 Omron .............................................    1,000          18,539
 Orix Finance-Leasing ..............................      200          17,470
 Rohm ..............................................      200          35,297
 Secom .............................................      500          30,358
 Sekisui House .....................................   10,000          86,056
 Shin-Etsu Chemical ................................    2,000          80,308
 SMC ...............................................      300          35,580
 Sony ..............................................    1,400         104,724
 Sumitomo Mitsui Banking ...........................    9,800          91,554
 Taisho Pharmaceutical .............................    2,000          39,344
 Takeda Chemical Industries ........................    2,000          96,499
 Tokyo Electric Power ..............................    3,600          85,975
 Tokyo Marine & Fire Insurance .....................    1,000          10,524
 Toshiba ...........................................    4,000          26,262
 Toyota Motor ......................................    4,000         133,090
 Welfide ...........................................    3,000          25,914
                                                                   ----------
                                                                    2,167,409
                                                                   ----------
 Malaysia - 1.49%
 Resorts World Berhad ..............................   50,000          68,420
                                                                   ----------
                                                                       68,420
                                                                   ----------
 Philippines - 0.56%
 Philippine Long Distance Telephone ................      900          12,082
 SM Prime Holdings .................................  103,000          13,827
                                                                   ----------
                                                                       25,909
                                                                   ----------
 Republic of Korea - 4.77%
 H&CB ..............................................    1,060          20,162
 Hana Bank .........................................    6,300          30,041
 Hyundai Motor .....................................    1,800          28,155
 Korea Electric Power ..............................    2,200          38,003
*Korea Telecom - ADR ...............................    1,200          33,156
 Samsung Electronics ...............................      255          44,339
 SK Telecom ........................................      150          25,797
                                                                   ----------
                                                                      219,653
                                                                   ----------
 Singapore - 4.38%
 Elec and Eletek International .....................   32,400          84,564
 Sembcorp Industries ...............................       26              23
 Singapore Exchange ................................   36,000          24,119
 United Overseas Bank ..............................   14,000          93,026
                                                                   ----------
                                                                      201,732
                                                                   ----------

                                                       Number of   Market
Delaware New Pacific Fund                              Shares      Value(U.S. $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Taiwan - 5.20%
 Ambit Microsystems ................................     2,000     $   12,101
 Asustek Computer ..................................     3,307         15,033
 Chinatrust Commercial Bank ........................    39,000         28,458
*Compal Electronics ................................     8,000         13,621
 D-Link ............................................     8,000         13,743
 Far Eastern Textile ...............................    42,120         25,741
 President Chain Store .............................     3,000          8,665
*Siliconware Precision Industries ..................    17,620         13,715
*Taishin International Bank ........................    54,000         24,299
*Taiwan Cellular ...................................    17,000         26,877
*United Microelectronics ...........................    35,800         57,145
                                                                   ----------
                                                                      239,398
                                                                   ----------
 Thailand - 1.00%
 Advanced Information Service ......................     2,400         24,289
*Bangkok Bank ......................................    19,800         21,904
                                                                   ----------
                                                                       46,193
                                                                   ----------
 Total Common Stock
  (cost $4,763,710) ................................                4,275,366
                                                                   ----------

 Total Market Value of Securities - 92.93%
  (cost $4,763,710) ................................                4,275,366

 Receivables and Other Assets
  Net of Liabilities - 7.07% .......................                  325,314
                                                                   ----------

 Net Assets Applicable to 874,362
  Shares Outstanding - 100.00% .....................               $4,600,680
                                                                   ==========

 Net Asset Value - Delaware New Pacific
  Fund Class A
  ($2,537,051 / 483,600 Shares) ....................                    $5.25
                                                                        -----
 Net Asset Value - Delaware New Pacific
  Fund Class B
  ($1,438,040 / 272,729 Shares) ....................                    $5.27
                                                                        -----
 Net Asset Value - Delaware New Pacific
  Fund Class C
  ($267,914 / 52,028 Shares) .......................                    $5.15
                                                                        -----
 Net Asset Value - Delaware New Pacific
  Fund Institutional Class
  ($357,675 / 66,005 Shares) .......................                    $5.42
                                                                        -----

--------------------------------------------------------------------------------
  Components of Net Assets at April 30, 2001:
  Shares of beneficial interest (unlimited
   authorization - no par) .........................               $7,183,846
  Undistributed net investment income** ............                   10,971
  Accumulated net realized loss on
   investments .....................................               (2,148,029)
  Net unrealized depreciation of investments
   and foreign currencies ..........................                 (446,108)
                                                                   ----------
  Total net assets .................................               $4,600,680
                                                                   ==========
  ADR - American Depositary Receipts
  GDR - Global Depositary Receipts

-----------------------
 *Non-income producing security for the period ended April 30, 2001.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

  Net Asset Value and Offering Price per Share -
   Delaware New Pacific Fund
  Net asset value Class A (A) ......................                    $5.25
  Sales charge (5.75% of offering price, or
   6.10% of amount invested per share) (B) .........                     0.32
                                                                        -----
  Offering price ...................................                    $5.57
                                                                        =====

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

April 30, 2001 (Unaudited)                             Delaware New Pacific Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $4,763,710) ........................     $4,275,366
Foreign currency ...............................................         39,138
Dividends and interest receivable ..............................         14,562
Subscriptions receivable .......................................          1,086
Receivable for securities sold .................................        462,740
Other assets ...................................................        199,748
                                                                     ----------
Total assets ...................................................      4,992,640
                                                                     ----------

Liabilities:
Liquidations payable ...........................................        162,135
Other accounts payable and accrued expenses ....................        229,825
                                                                     ----------
Total liabilities ..............................................        391,960
                                                                     ----------
Total Net Assets ...............................................     $4,600,680
                                                                     ==========
                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2001 (Unaudited)                            Delaware New Pacific Fund
-------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................................    $45,881
Interest ............................................................      3,057
Foreign tax withheld ................................................     (3,315)    $  45,623
                                                                         -------     ---------
Expenses:
Custodian fees and expenses .........................................     30,666
Management fees .....................................................     23,758
Dividend disbursing and transfer agent fees and expenses ............     23,585
Registration fees ...................................................     21,000
Distribution expense ................................................     14,535
Reports and statements to shareholders ..............................     12,000
Trustees' fees ......................................................      1,475
Accounting and administration .......................................      1,050
Taxes (other than taxes on income) ..................................        600
Other ...............................................................      1,000       129,669
                                                                         -------     ---------
Less expenses absorbed or waived ....................................                  (58,800)
Less expenses paid indirectly .......................................                      (65)
                                                                                     ---------
Total expenses ......................................................                   70,804
                                                                                     ---------

Net Investment Loss .................................................                  (25,181)
                                                                                     ---------

Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies:
  Net realized gain (loss) on:
  Investments .......................................................               (1,079,429)
  Foreign currencies ................................................                   57,516
                                                                                     ---------
Net realized loss ...................................................               (1,021,913)
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies .............................                  449,264
                                                                                     ---------

Net Realized and Unrealized Loss on Investments
  and Foreign Currencies ............................................                 (572,649)
                                                                                     ---------

Net Decrease in Net Assets Resulting from Operations ................                $(597,830)
                                                                                     =========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                                Delaware New Pacific Fund
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Six Months        Year
                                                                                                    Ended          Ended
                                                                                                   4/30/01        10/31/00
                                                                                                 (Unaudited)
Decrease in Net Assets from Operations:
Net investment loss                                                                              $  (25,181)     $ (193,371)
Net realized gain (loss) on investments and foreign currencies ...............................   (1,021,913)      4,779,929
Net change in unrealized appreciation/depreciation of investments and foreign currencies .....      449,264      (5,054,521)
                                                                                                 --------------------------
Net decrease in net assets resulting from operations .........................................     (597,830)       (467,963)
                                                                                                 --------------------------

Distributions to Shareholders from:
Net investment income:
  Class A ....................................................................................           --        (218,207)
  Class B ....................................................................................           --         (72,839)
  Class C ....................................................................................           --         (14,136)
  Institutional Class ........................................................................           --         (23,218)
                                                                                                 --------------------------
                                                                                                         --        (328,400)
                                                                                                 --------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ....................................................................................    2,642,591      10,005,837
  Class B ....................................................................................      146,927       2,257,832
  Class C ....................................................................................    1,007,205         300,046
  Institutional Class ........................................................................      986,754      10,186,317

Net asset value of shares issued upon reinvestment of distributions:
  Class A ....................................................................................           --         214,161
  Class B ....................................................................................           --          72,083
  Class C ....................................................................................           --          12,669
  Institutional Class ........................................................................           --          23,218
                                                                                                 --------------------------
                                                                                                  4,783,477      23,072,163
                                                                                                 --------------------------
Cost of shares repurchased:
  Class A ....................................................................................   (3,370,165)    (18,415,000)
  Class B ....................................................................................     (320,235)     (5,898,080)
  Class C ....................................................................................   (1,224,639)       (696,261)
  Institutional Class ........................................................................   (1,096,875)    (10,903,809)
                                                                                                 --------------------------
                                                                                                 (6,011,914)    (35,913,150)
                                                                                                 --------------------------

Decrease in net assets derived from capital share transactions ...............................   (1,228,437)    (12,840,987)
                                                                                                 --------------------------
Net Decrease in Net Assets ...................................................................   (1,826,267)    (13,637,350)

Net Assets:
Beginning of period ..........................................................................    6,426,947      20,064,297
                                                                                                 --------------------------
End of period ................................................................................   $4,600,680     $ 6,426,947
                                                                                                 ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware New Pacific Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                          Ended                                Year Ended
                                                       4/30/01(2,4)  10/31/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2)  10/31/96(3)
                                                       (Unaudited)

Net asset value, beginning of period .................   $5.840         $7.260       $4.590       $7.320       $9.420       $8.710

Income (loss) from investment operations:
  Net investment income (loss) .......................   (0.018)        (0.084)      (0.039)       0.008       (0.010)      (0.050)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ...............   (0.572)        (1.201)       2.709       (2.683)      (1.940)       0.769
                                                        --------------------------------------------------------------------------
  Total from investment operations ...................   (0.590)        (1.285)       2.670       (2.675)      (1.950)       0.719
                                                        --------------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ...............       --             --           --       (0.055)      (0.150)      (0.009)
  In excess of net investment income .................       --         (0.135)          --           --           --           --
                                                        --------------------------------------------------------------------------
  Total dividends ....................................       --         (0.135)          --       (0.055)      (0.150)      (0.009)
                                                        --------------------------------------------------------------------------

Net asset value, end of period .......................   $5.250         $5.840       $7.260       $4.590       $7.320       $9.420
                                                        ==========================================================================

Total return(1) ......................................   (9.95%)       (18.35%)      58.52%      (36.85%)     (21.15%)       8.26%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............   $2,537         $3,601      $12,113       $5,887       $7,144      $11,752
  Ratio of expenses to average net assets ............    2.30%          2.04%        1.96%        1.90%        1.80%        1.82%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ..................................    4.41%          2.54%        2.57%        3.23%        1.86%        2.77%
  Ratio of net investment income (loss) to average
    net assets .......................................   (1.20%)        (1.09%)      (0.65%)       0.15%       (0.08%)      (0.41%)
  Ratio of net investment loss to average
    net assets prior to expense limitation
    and expenses paid indirectly .....................   (3.31%)        (1.59%)      (1.26%)      (1.18%)      (0.14%)      (1.36%)
  Portfolio turnover .................................     137%           125%          93%         188%         178%         163%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware New Pacific Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                      Ended                                  Year Ended
                                                   4/30/01(2,4)  10/31/00(2)   10/31/99(2)   10/31/98(2)   10/31/97(2)   10/31/96(3)
                                                   (Unaudited)

Net asset value, beginning of period .............   $5.870        $7.320        $4.660        $7.470        $9.680         $9.010

Income (loss) from investment operations:
  Net investment loss ............................   (0.037)       (0.139)       (0.081)       (0.031)       (0.080)        (0.050)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ...........   (0.563)       (1.221         2.741        (2.724)       (1.980)         0.730
                                                    ------------------------------------------------------------------------------
  Total from investment operations ...............   (0.060)       (1.360)        2.660        (2.755)       (2.060)         0.680
                                                    ------------------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ...........       --            --            --        (0.055)       (0.150)        (0.010)
  In excess of net investment income .............       --        (0.090)           --            --            --             --
                                                    ------------------------------------------------------------------------------
  Total dividends ................................       --        (0.090)           --        (0.055)       (0.150)        (0.010)
                                                    ------------------------------------------------------------------------------

Net asset value, end of period ...................   $5.270        $5.870        $7.320        $4.660        $7.470         $9.680
                                                    ==============================================================================

Total return(1)                                     (10.22%)      (18.93%)       57.08%       (37.05%)      (21.72%)         7.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........   $1,438        $1,792        $5,654        $2,236        $2,534           $562
  Ratio of expenses to average net assets ........    3.00%         2.74%         2.66%         2.60%         2.50%          2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ..............................    5.11%         3.24%         3.27%         3.93%         2.56%          3.45%
  Ratio of net investment loss to average
    net assets ...................................   (1.90%)       (1.79%)       (1.35%)       (0.55%)       (0.77%)        (1.09%)
  Ratio of net investment loss to average
    net assets prior to expense limitation
    and expenses paid indirectly .................   (4.01%)       (2.29%)       (1.96%)       (1.88%)       (0.83%)        (2.04%)
  Portfolio turnover .............................     137%          125%           93%          188%          178%           163%

--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware New Pacific Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                      Ended                                  Year Ended
                                                   4/30/01(2,4)  10/31/00(2)   10/31/99(2)   10/31/98(2)   10/31/97(2)   10/31/96(3)
                                                    (Unaudited)
Net asset value, beginning of period .............    $5.740       $7.150        $4.550         $7.320        $9.490       $8.830

Income (loss) from investment operations:
  Net investment loss ............................    (0.037)      (0.135)       (0.082)        (0.029)       (0.080)      (0.050)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ...........    (0.553)      (1.185)        2.682         (2.686)       (1.940)       0.718
                                                     ----------------------------------------------------------------------------
  Total from investment operations ...............    (0.590)      (1.320)        2.600         (2.715)       (2.020)       0.668
                                                     ----------------------------------------------------------------------------
Less dividends:
  Dividends from net investment income ...........        --           --            --         (0.055)       (0.150)      (0.008)
  In excess of net investment income .............        --       (0.090)           --             --            --           --
                                                     ----------------------------------------------------------------------------
  Total dividends ................................        --       (0.090)           --         (0.055)       (0.150)      (0.008)
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ...................    $5.150       $5.740        $7.150         $4.550        $7.320       $9.490
                                                     ============================================================================
Total return(1) ..................................   (10.28%)     (18.82%)       57.14%        (37.18%)      (21.85%)       7.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........      $268         $533        $1,093           $130          $129          $44
  Ratio of expenses to average net assets ........     3.00%        2.74%         2.66%          2.60%         2.50%        2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ..............................     5.11%        3.24%         3.27%          3.93%         2.56%        3.45%
  Ratio of net investment loss to average
    net assets ...................................    (1.90%)      (1.79%)       (1.35%)        (0.55%)       (0.77%)      (1.09%)
  Ratio of net investment loss to average
    net assets prior to expense limitation
    and expenses paid indirectly .................    (4.01%)      (2.29%)       (1.96%)        (1.88%)       (0.83%)      (2.04%)
  Portfolio turnover .............................      137%         125%           93%           188%          178%         163%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware New Pacific Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                     Ended                                   Year Ended
                                                  04/30/01(2,4)  10/31/00(2)   10/31/99(2)   10/31/98(2)   10/31/97(2)   10/31/96(3)
                                                   (Unaudited)

Net asset value, beginning of period                 $6.000         $7.460       $4.690         $7.440       $9.530         $8.770

Income (loss) from investment operations:
  Net investment income (loss)                       (0.010)        (0.061)      (0.020)         0.024        0.020         (0.050)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies               (0.570)        (1.249)       2.790         (2.719)      (1.960)         0.820
                                                    ------------------------------------------------------------------------------
  Total from investment operations                   (0.580)        (1.310)       2.770         (2.695)      (1.940)         0.770
                                                    ------------------------------------------------------------------------------

Less dividends:
  Dividends from net investment income                   --             --           --         (0.055)      (0.150)        (0.010)
  In excess of net investment income                     --         (0.150)          --             --           --             --
                                                    ------------------------------------------------------------------------------
  Total dividends                                        --         (0.150)          --         (0.055)      (0.150)        (0.010)
                                                    ------------------------------------------------------------------------------

Net asset value, end of period                       $5.420         $6.000       $7.460         $4.690       $7.440         $9.530
                                                    ==============================================================================

Total return(1)                                      (9.67%)       (18.12%)      59.06%        (36.39%)     (20.79%)         8.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)              $358           $501       $1,204           $219         $250           $119
  Ratio of expenses to average net assets             2.00%          1.74%        1.66%          1.60%        1.50%          1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly                                   4.11%          2.24%        2.27%          2.93%        1.56%          2.45%
  Ratio of net investment income (loss) to average
    net assets                                       (0.90%)        (0.79%)      (0.35%)         0.45%        0.22%         (0.09%)
  Ratio of net investment loss to average
    net assets prior to expense limitation
    and expenses paid indirectly                     (3.01%)        (1.29%)      (0.96%)        (0.88%)       0.16%         (1.04%)
  Portfolio turnover                                   137%           125%          93%           188%         178%           163%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
14

Notes to Financial Statements

April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers three series: the Delaware U.S. Growth Fund, the Delaware New Pacific Fund and the Delaware Overseas Equity Fund. These financial statements and related notes pertain to the Delaware New Pacific Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers four classes of shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in the Pacific Basin.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All domestic equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of

Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date as the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $65 for the period ended April 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DMC has entered into a sub-advisory agreement with AIB Govett, Inc. with respect to the management of the Fund. For the services provided, DMC pays AIB Govett an annual fee which is calculated at a rate of 0.50% of the daily average net assets of the Fund. The Fund does not pay any fees directly to AIB Govett.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 2.00% of average daily net assets through October 31, 2001.

At April 30, 2001, the Fund had no liability for investment management fees and other expenses payable to DMC.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $6,272.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. At April 30, 2001, the Fund had a liability for such fees and other expenses payable to DDLP of $12,092.

For the period ended April 30, 2001, DDLP earned $749 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $3,495,425 and sales of $4,473,472 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001 the cost of investments was $4,763,710. At April 30, 2001, the net unrealized depreciation was $488,344 of which $233,782 related to unrealized appreciation of investments and $722,126 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2000 of $1,007,000 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Shares
Transactions in capital shares were as follows:

                                                   Six Months        Year
                                                     Ended          Ended
                                                    4/30/01        10/31/00
                                                  (Unaudited)
Shares sold:
  Class A .......................................    486,252      1,319,166
  Class B .......................................     26,796        284,310
  Class C .......................................    197,209         38,591
  Institutional Class ...........................    171,898      1,244,592

Shares issued upon reinvestment of
  distributions:
  Class A .......................................         --         26,538
  Class B .......................................         --          8,812
  Class C .......................................         --          1,585
  Institutional Class ...........................         --          2,801
                                                  ----------     ----------
                                                     882,155      2,926,395
                                                  ----------     ----------
Shares repurchased:
Class A .........................................   (619,691)    (2,397,050)
Class B .........................................    (59,150)      (760,173)
Class C .........................................   (238,043)      (100,179)
Institutional Class .............................   (189,400)    (1,325,265)
                                                  (1,106,284)    (4,582,667)
                                                  ----------     ----------
Net decrease ....................................   (224,129)    (1,656,272)
                                                  ==========     ==========

5. Foreign Exchange Contracts
In the event the Fund enters into forward foreign currency exchange contracts it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns which are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at April 30, 2001:

                                   In
                                Exchange        Settlement      Unrealized
Contracts To Deliver              For             Date         Appreciation
--------------------            --------        ----------     ------------

(116,484,700) Japanese Yen      $984,524         6/5/01          $37,146
(153,484) Singapore Dollar      $ 86,000        6/28/01            1,429
(137,922,000) South Korea
                Won             $108,174         6/7/01            3,527
(6,492,420) Taiwan Dollar       $198,000         6/7/01              602
                                                                 -------
                                                                 $42,704
                                                                 =======

6. Credit and Market Risk
Some countries in which the Fund may invest in require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding at April 30, 2001, or at any time during the period.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware New Pacific Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware New Pacific Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                  Thomas F. Madison                            Investment Manager
                                                   President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                           MLM Partners, Inc.                           Philadelphia, PA
Chairman                                           Minneapolis, MN
Delaware Investments Family of Funds                                                            International Affiliate
Philadelphia, PA                                   Janet L. Yeomans                             Delaware International Advisers Ltd.
                                                   Vice President and Treasurer                 London, England
Walter P. Babich                                   3M Corporation
Board Chairman                                     St. Paul, MN                                 Sub-Adviser
Citadel Constructors, Inc.                                                                      AIB Govett
King of Prussia, PA                                AFFILIATED OFFICERS                          London, England

David K. Downes                                    William E. Dodge                             National Distributor
President and Chief Executive Officer              Executive Vice President and                 Delaware Distributors, L.P.
Delaware Investments Family of Funds               Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                                   Delaware Investments Family of Funds
                                                   Philadelphia, PA                             Shareholder Servicing, Dividend
John H. Durham                                                                                  Disbursing, and Transfer Agent
Private Investor                                   Jude T. Driscoll                             Delaware Service Company, Inc.
Horsham, PA                                        Executive Vice President and                 Philadelphia, PA
                                                   Head of Fixed Income
John A. Fry                                        Delaware Investments Family of Funds         2005 Market Street
Executive Vice President                           Philadelphia, PA                             Philadelphia, PA 19103-7057
University of Pennsylvania
Philadelphia, PA                                   Richard J. Flannery
                                                   President and Chief Executive Officer
Anthony D. Knerr                                   Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates             Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4703)                                                       Printed in the USA
SA-113 [4/01] BUR 6/01                                                    J7151